Certification of Principal Financial Officer
     Pursuant  to  18 U.S.C. 1350 (Section 906 of  the  Sarbanes-
Oxley Act of 2002)



     I, Stewart A. Jackson, Vice President and Chief Financial Officer of World Ventures Inc., certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 6-K for the period ended Jul 31, 2003 of World Ventures Inc. that:

          (1) The Quarterly Report on Form 6-K fully complies with the requirements of Section 13(a) of the Securities
     Exchange Act of 1934, as amended; and

          (2)   The  information  contained and  incorporated  by
     reference  in  the  Quarterly Report  on  Form   6-K  fairly
     presents, in all material respects, the financial condition and results of operations of World Ventures Inc.




     /s/ Stewart A. Jackson
     --------------------------
     Stewart A. Jackson
     Vice President (Chief Financial Officer)
     March 31, 2004



     A  SIGNED  ORIGINAL  OF THIS WRITTEN STATEMENT  REQUIRED  BY
     SECTION 906 HAS BEEN PROVIDED TO WORLD VENTURES INC. AND WILL BE RETAINED BY WORLD VENTURES INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.